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                                                                   Exhibit 99.2

                          NOTICE OF GUARANTEED DELIVERY

                                 AEARO COMPANY I

                 Offer To Exchange 8 1/4% Senior Notes Due 2012
           Which Have Been Registered Under The Securities Act of 1933
                           For Any And All Outstanding
                          8 1/4% Senior Notes Due 2012

      This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to tender Old Notes pursuant to the Exchange Offer
described in the Prospectus dated       , 2004 (as the same may be amended or
supplemented from time to time, the "Prospectus") of Aearo Company I (the
"Company"), if certificates for the Old Notes are not immediately available, or time will not permit the Old Notes, the Letter of Transmittal and all other required documents to be delivered to J.P. Morgan Trust Company, National
Association (the "Exchange Agent") prior to 5:00 p.m., New York City time, on
      , 2004 or such later date and time to which the Exchange Offer may be extended (the "Expiration Date"), or the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed
Delivery, or one substantially equivalent to this form, must be delivered by hand or sent by facsimile transmission or mail to the Exchange Agent, and must be received by the Exchange Agent prior to the Expiration Date. See "The
Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. Capitalized
terms used but not defined herein shall have the same meaning given them in the
Prospectus.

                  The Exchange Agent for the Exchange Offer is:

                 J.P. Morgan Trust Company, National Association

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
      By Overnight Delivery or Registered
               or Certified Mail:                                        By Hand Delivery:
J.P. Morgan Trust Company, National Association           J.P. Morgan Trust Company, National Association
          Institutional Trust Services                             Institutional Trust Services
               2001 Bryan Street                                         2001 Bryan Street
                   9th Floor                                                 9th Floor
                Dallas, TX 75201                                         Dallas, TX 75201
             Attention: Frank Ivins                                   Attention: Frank Ivins



                          Facsimile Transmission Number
                          (Eligible Institutions Only):
                                 (214) 468-6494
                            (Attention: Frank Ivins)

                   Confirm Receipt of Facsimile by Telephone:
                                 (214) 468-6464

      DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

      This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.


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Ladies and Gentlemen:

      Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in the Prospectus under the heading "The Exchange Offer--Guaranteed Delivery Procedures".

Principal Amount of Old Notes Tendered*: $_____________________________________

Certificate Nos. (if available):_______________________________________________

Total Principal Amount Represented by Old Notes Certificate(s): $______________

If Old Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

Account Number:________________________________________________________________

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.


_______________________________________________________________________________
                                PLEASE SIGN HERE

X __________________________________          _________________________________


X __________________________________          _________________________________
     Signature(s) of Owner(s) or              Date
        Authorized Signatory

Area Code and Telephone Number:________________________________________________

      Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please print name(s) and address(es)

Name(s): ______________________________________________________________________

         ______________________________________________________________________

         ______________________________________________________________________

Capacity:
Address(es): __________________________________________________________________

             __________________________________________________________________

             __________________________________________________________________

             __________________________________________________________________

             __________________________________________________________________


                THE GUARANTEE ON THE NEXT PAGE MUST BE COMPLETED


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                                    GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or a correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Old Notes being tendered hereby in proper form for transfer or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility of The Depository Trust Company with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees and any other required documents, all within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

      The undersigned acknowledges that it must deliver the Letter of Transmittal and Old Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in financial loss to the undersigned.


__________________________________          ___________________________________
         Name of Firm                               Authorized Signature


__________________________________          ___________________________________
           Address                                        Title

__________________________________          Name:______________________________
           Zip Code                                  (Please Type or Print)

Area Code and Tel. No.____________         Dated:______________________________


NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.